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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 24, 1999
                                 --------------
                Date of Report (Date of earliest event reported)

                            MEXICAN RESTAURANTS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



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
         Texas                        000-28234                                  76-0493269
         -----                        ---------                                  ----------
(State of Organization)        (Commission File Number)                (IRS Employer Identification No.)
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                                 1135 Edgebrook
                             Houston, TX 77034-1899
                             ----------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

         On May 24, 1999, Casa Ole Restaurants, Inc. (the "Company") changed its name to Mexican Restaurants, Inc. following approval by the shareholders of the Company at its Annual Meeting of Shareholders on May 18, 1999.

         Copies of the Articles of Amendment to the Articles of Incorporation reflecting the name change and the Company's press release announcing the name change are filed as exhibits to this report.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MEXICAN RESTAURANTS, INC.
                              (formerly known as Casa Ole Restaurants, Inc.)


                              By: /s/ ANDREW J. DENNARD
                                  ------------------------------------
                              Name: Andrew J. Dennard
                              Title: Vice President & Chief Financial Officer


Date:  May 25, 1999




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                                  EXHIBIT INDEX

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
Exhibit No.       Exhibit
-----------       -------

        3.1 Articles of Amendment to the Articles of Incorporation for Casa Ole Restaurants, Inc.

       99.1 Press Release of Mexican Restaurants, Inc. (formerly known as Casa Ole Restaurants, Inc.) dated May 24, 1999.
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